EXHIBIT 99.1

                                                                  EXECUTION COPY

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                             PINNACLE AIRLINES CORP.

                            (a Delaware corporation)

                                  $110,000,000

                        Senior Convertible Notes due 2025

                               PURCHASE AGREEMENT













Dated:  February 3, 2005


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                                Table of Contents

                                                                            Page
                                                                            ----

SECTION 1. Representations and Warranties......................................2

    (a)    Representations and Warranties by the Company.......................2
           (i)      Offering Memorandum........................................3
           (ii)     Incorporated Documents.....................................3
           (iii)    Independent Accountants....................................3
           (iv)     Financial Statements.......................................3
           (v)      No Material Adverse Change in Business.....................3
           (vi)     Good Standing of the Company...............................4
           (vii)    Good Standing of Subsidiary................................4
           (viii)   Capitalization.............................................4
           (ix)     Authorization of Agreement.................................5
           (x)      Authorization of the Indenture.............................5
           (xi)     Authorization of the Registration Rights Agreement.........5
           (xii)    Authorization of the Securities............................5
           (xiii)   Description of the Securities, the Indenture and the
                    Registration Rights Agreement..............................5
           (xiv)    Authorization and Description of Common Stock..............5
           (xv)     Absence of Defaults and Conflicts..........................6
           (xvi)    Absence of Labor Dispute...................................6
           (xvii)   Absence of Proceedings.....................................7
           (xviii)  Absence of Manipulation....................................7
           (xix)    Possession of Intellectual Property........................7
           (xx)     Absence of Further Requirements............................7
           (xxi)    Possession of Licenses and Permits.........................7
           (xxii)   Title to Property..........................................8
           (xxiii)  Environmental Laws.........................................8
           (xxiv)   Investment Company Act.....................................9
           (xxv)    Similar Offerings..........................................9
           (xxvi)   Rule 144A Eligibility......................................9
           (xxvii)  No General Solicitation....................................9
           (xxviii) No Registration Required...................................9
           (xxix)   ERISA    ..................................................9
           (xxx)    Insurance.................................................10
           (xxxi)   Taxes    .................................................10
           (xxxii)  Internal Controls.........................................10
           (xxxiii) No Unlawful Payments......................................10
           (xxxiv)  No Brokerage Commission; Finder's Fee.....................11
           (xxxv)   Dividend Payments.........................................11
           (xxxvi)  Reporting Company.........................................11
           (xxxvii) Registration Rights.......................................11
           (xxxviii)         Other Regulations................................11
    (b)    Officer's Certificates.............................................11

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SECTION 2. Sale and Delivery to Initial Purchasers; Closing...................11

    (a)    Initial Securities.................................................11
    (b)    Option Securities..................................................11
    (c)    Payment............................................................12
    (d)    Denominations; Registration........................................12

SECTION 3. Covenants of the Company...........................................13

    (a)    Offering Memorandum................................................13
    (b)    Notice and Effect of Material Events...............................13
    (c)    Amendments to Offering Memorandum and Supplements..................13
    (d)    Qualifications of Securities for Offer and Sale....................13
    (e)    Use of Proceeds....................................................14
    (f)    Listing on Securities Exchange.....................................14
    (g)    Restriction on Sale of Convertible Securities and Common Stock.....14
    (h)    PORTAL Designation.................................................14
    (i)    DTC................................................................14
    (j)    Reporting Requirements.............................................14

SECTION 4. Payment of Expenses................................................15

    (a)    Expenses...........................................................15
    (b)    Termination of Agreement...........................................15

SECTION 5. Conditions of Initial Purchasers' Obligations......................16

    (a)    Opinions of Counsel for the Company................................16
    (b)    Opinion of Counsel for Initial Purchasers..........................16
    (c)    Officers' Certificate..............................................17
    (d)    Accountants' Comfort Letter........................................17
    (e)    Bring-down Comfort Letter..........................................17
    (f)    Lock-up Agreements.................................................17
    (g)    Indenture and Registration Rights Agreement........................17
    (h)    Conditions to Purchase of Option Securities........................18
           (i)      Officers' Certificate.....................................18
           (ii)     Opinions of Counsel for the Company.......................18
           (iii)    Opinion of Counsel for Initial Purchasers.................18
           (iv)     Bring-down Comfort Letter.................................18
    (i)    PORTAL Market......................................................18
    (j)    Additional Documents...............................................18
    (k)    Amendment to Revolving Credit Facility.............................18

SECTION 6. Subsequent Offers and Resales of the Securities....................19

    (a)    Offer and Sale Procedures..........................................19
           (i)      Offers and Sales to Qualified Institutional Buyers........19
           (ii)     No General Solicitation...................................19
           (iii)    Purchases by Non-Bank Fiduciaries.........................19
           (iv)     Subsequent Purchaser Notification.........................19
           (v)      Restriction on Transfer...................................20
           (vi)     Minimum Principal Amount..................................20

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    (b)    Covenants of the Company...........................................20
           (i)      Integration...............................................20
           (ii)     Rule 144A Information.....................................20
           (iii)    Restriction on Purchases..................................20
    (c)    Qualified Institutional Buyer......................................21

SECTION 7. Indemnification....................................................21

    (a)    Indemnification of Initial Purchasers..............................21
    (b)    Indemnification of the Company.....................................21
    (c)    Actions Against Parties; Notification..............................22
    (d)    Settlement without Consent if Failure to Reimburse.................22

SECTION 8. Contribution ......................................................22

SECTION 9. Representations, Warranties and Agreements to Survive Delivery.....24

SECTION 10. Termination of Agreement..........................................24

    (a)    Termination; General...............................................24
    (b)    Liabilities........................................................24

SECTION 11. Default by One or More of the Initial Purchasers..................24

SECTION 12. Notices ..........................................................25

SECTION 13. Parties ..........................................................25

SECTION 14. Governing Law ....................................................25

SECTION 15. Time .............................................................26

SECTION 16. Effect of Headings................................................26

SECTION 17. Counterparts .....................................................26


SCHEDULES

Schedule A  List of Initial Purchasers
Schedule B  Pinnacle Airlines Corp. - $110,000,000 Senior Convertible Notes due
            2025
Schedule C  List of Persons Subject to the Lock-Up Letter Agreement

EXHIBITS

Exhibit A   Form of Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz,
            P.C., Counsel for the Company, to be Delivered Pursuant to Section
            5(a)
Exhibit B   Form of Lock-Up Letter Agreement


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                             PINNACLE AIRLINES CORP.

                            (a Delaware corporation)

                                  $110,000,000

                        Senior Convertible Notes due 2025

                               PURCHASE AGREEMENT

                                                                February 3, 2005
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
         as Representative of the several Initial Purchasers
4 World Financial Center
New York, New York 10080

Ladies and Gentlemen:

     Pinnacle Airlines Corp., a Delaware corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Initial Purchasers named in Schedule A hereto (collectively, the "Initial Purchasers," which term shall also include any initial purchaser substituted as hereinafter provided in Section 11 hereof), for whom Merrill Lynch is acting as representative (in such capacity, the "Representative"), with respect to the issue and sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective principal amounts at maturity set forth in said Schedule A of $110,000,000 aggregate principal amount at maturity of the Company's Senior Convertible Notes due 2025 (the "Notes"), and with respect to the grant by the Company to the Initial Purchasers, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of an additional $11,000,000 aggregate principal amount at maturity of Notes. The aforesaid $110,000,000 aggregate principal amount at maturity of Notes (the "Initial Securities") to be purchased by the Initial Purchasers and all or any part of the $11,000,000 aggregate principal amount at maturity of Notes subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities." The Securities are to be issued pursuant to an indenture, to be dated as of the Closing Time (as defined in Section 2(c)) (the "Indenture"), between the Company and a trustee to be determined by the Company (the "Trustee").

     The Securities are convertible, subject to certain conditions as described in the Final Offering Memorandum, prior to maturity (unless previously redeemed or otherwise purchased) into cash and shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), if any, in accordance with the terms of the Securities and the Indenture, as described in Schedule B hereto. Securities issued in book-entry form will be issued to Cede & Co. as nominee of

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The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of the Closing Time (as defined in Section 2(c)) (the "DTC Agreement"), among the Company, the Trustee and DTC.

     The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and agrees that the Initial Purchasers may initially resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers ("Subsequent Purchasers") at any time after this Agreement has been executed and delivered. The Securities are to be sold to the Initial Purchasers and offered and resold by the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act (including the exemption afforded by Rule 144A ("Rule 144A") of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the 1933 Act (the "1933 Act Regulations"). On or prior to the Closing Time, the Company will enter into with the Initial Purchasers an agreement (the "Registration Rights Agreement"), pursuant to which, subject to the conditions set forth therein, the Company is required to file and use its reasonable efforts to have declared effective a registration statement (the "Registration Statement") under the 1933 Act to register resales of the Securities and the shares of Common Stock issuable upon conversion thereof.

     The Company has prepared and delivered to the Initial Purchasers copies of a preliminary offering memorandum dated February 1, 2005 (the "Preliminary Offering Memorandum") and has prepared and will deliver to each Initial Purchaser, on the date hereof or the next succeeding day, copies of a final offering memorandum dated February 3, 2005 (the "Final Offering Memorandum") to be used by each Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Securities. As used herein, "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum delivered by the Company to the Initial Purchasers (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities.

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "stated" or "described" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act"), which is incorporated by reference in the Offering Memorandum.

SECTION 1.  Representations and Warranties.

     (a) Representations and Warranties by the Company. The Company represents and warrants to each Initial Purchaser as of the date hereof, as of the Closing

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Time  referred to in Section  2(c)  hereof,  and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Initial Purchaser, as follows:

          (i) Offering Memorandum. The Offering Memorandum does not, and at Closing Time will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum.

          (ii) Incorporated Documents. The Offering Memorandum as delivered from time to time shall incorporate by reference the most recent Annual Report of the Company on Form 10-K filed with the Commission and each Quarterly Report of the Company on Form 10-Q and each Current Report of the Company on Form 8-K filed with the Commission since the end of the fiscal year to which such Annual Report relates (the "Incorporated Documents"). At the time they were or hereafter are filed with the Commission, the Incorporated Documents complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Offering Memorandum, at the time the Offering Memorandum was issued and at Closing Time, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Offering Memorandum are independent public accountants with respect to the Company and its subsidiaries within the meaning of Regulation S-X under the 1933 Act.

          (iv) Financial Statements. The financial statements, together with the related schedules and notes, included in the Offering Memorandum present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statements of operations, stockholders' equity (deficit) and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Offering Memorandum present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum.

          (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs

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     or business prospects of the Company and Pinnacle Airlines, Inc., a Georgia
     corporation ("Pinnacle Airlines"), considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"); (B) there have been no transactions entered into by the Company or Pinnacle Airlines, other than those in the ordinary course of business, which are material with respect to the Company and Pinnacle Airlines
     considered  as  one   enterprise;   (C)  there  has  been  no  dividend  or
     distribution of any kind declared, paid or made by the Company on any class of its capital stock; and (D) there has been no prohibition or suspension of the operation of Pinnacle Airlines' aircraft, including as a result of action taken by the Federal Aviation Administration or the U.S. Department of Transportation.

          (vi) Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties, to conduct its business as described in the Offering Memorandum, and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (vii) Good Standing of Subsidiary. Pinnacle Airlines has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Georgia, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding shares of capital stock of Pinnacle Airlines have been duly authorized and validly issued, are fully paid and non-assessable, and are owned by the Company directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock of Pinnacle Airlines was issued in violation of any preemptive or similar rights of any securityholder of Pinnacle Airlines. Pinnacle Airlines is the sole subsidiary of the Company.

          (viii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Memorandum in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements, and employee benefit plans referred to in the Offering Memorandum, or pursuant to the conversion of convertible securities or exercise of options, warranties and rights referred to in the Offering Memorandum); the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or similar rights of any securityholder of the Company.

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          (ix)  Authorization  of  Agreement.   This  Agreement  has  been  duly
     authorized, executed and delivered by the Company.

          (x) Authorization of the Indenture. The Indenture has been duly authorized by the Company and, when executed and delivered by the Company and the Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

          (xi) Authorization of the Registration Rights Agreement. The Registration Rights Agreement has been authorized by the Company and, when executed and delivered by the Company and the Initial Purchaser, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

          (xii) Authorization of the Securities. The Securities have been duly authorized and, at Closing Time, will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

          (xiii) Description of the Securities, the Indenture and the Registration Rights Agreement. As of the Closing Time, the terms of the Securities, the Indenture and the Registration Rights Agreement will conform in all material respects to the respective descriptions thereof contained in the Offering Memorandum.

          (xiv) Authorization and Description of Common Stock. The Common Stock conforms in all material respects to all descriptions relating thereto set forth in the Offering Memorandum. Upon issuance and delivery of the Securities in accordance with this Agreement and the Indenture, the Securities will be convertible at the option of the holder thereof into

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

     shares of Common Stock in accordance with the terms of the Securities and the Indenture; the shares of Common Stock issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action and such shares, when issued upon such conversion in accordance with the terms of the Securities, will be validly issued and will be fully paid and non-assessable; no holder of such shares will be subject to personal liability by reason of being such a holder; and the issuance of such shares upon such conversion will not be subject to the preemptive or other similar rights of any securityholder of the Company.

          (xv) Absence of Defaults and Conflicts. Neither the Company nor Pinnacle Airlines is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or Pinnacle Airlines is a party or by which any of them is or may be bound, or to which any of the property or assets of the Company or Pinnacle Airlines is subject that is material to the Company and Pinnacle Airlines taken as a whole (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance by the Company of this Agreement, the Indenture and the Securities and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Offering Memorandum and the consummation of the transactions contemplated herein and in the Offering Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or Pinnacle Airlines pursuant to, the Agreements and Instruments except for such conflicts, breaches or defaults or Repayment Events or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or Pinnacle Airlines or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or Pinnacle Airlines or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or conditions which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or Pinnacle Airlines.

          (xvi) Absence of Labor Dispute. Except as described in the Offering Memorandum, no labor dispute with the employees of the Company or Pinnacle Airlines which would result in a Material Adverse Effect exists or, to the knowledge of the Company, is imminent; and except as described in the Offering Memorandum, the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its or Pinnacle

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

     Airlines' principal suppliers, manufacturers, customers or contractors, which, in either case, would result in a Material Adverse Effect.

          (xvii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or Pinnacle Airlines which could reasonably be expected to result in a Material Adverse Effect, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company or Pinnacle Airlines or the consummation of the transactions contemplated by this Agreement or the performance by the Company of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Company or Pinnacle Airlines is a party or of which any of their respective property or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

          (xviii) Absence of Manipulation. Neither the Company nor any affiliate, as such term is defined in Rule 501(b) under the 1933 Act (an "Affiliate"), of the Company has taken, nor will the Company or any Affiliate take, directly or indirectly, any action which is designed to or which has constituted or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (xix) Possession of Intellectual Property. The Company and Pinnacle Airlines own or possess, have the right to use, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them. Neither the Company nor Pinnacle Airlines has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual
     Property which (if the subject of any unfavorable decision, ruling or finding), singly or in the aggregate, would result in a Material Adverse Effect.

          (xx) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is required for the performance by the Company of its obligations hereunder, the issuance or sale of the Securities hereunder, the consummation of the transactions contemplated by this Agreement, or the due execution, delivery or performance of the Indenture by the Company, except such as have been already obtained or would not result in a Material Adverse Effect or as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities.

          (xxi) Possession of Licenses and Permits. The Company and Pinnacle Airlines possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies, including the Department of Transportation and the Federal Aviation Administration, necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and Pinnacle Airlines are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of such Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor Pinnacle Airlines has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xxii) Title to Property. The Company and Pinnacle Airlines have good and marketable title to all real property owned by the Company and Pinnacle Airlines and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or Pinnacle Airlines; and all of the leases and subleases material to the business of the Company and Pinnacle Airlines, considered as one enterprise, and under which the Company or Pinnacle Airlines holds properties described in the Offering Memorandum, are in full force and effect, and neither the Company nor Pinnacle Airlines has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or Pinnacle Airlines under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or Pinnacle Airlines to the continued possession of the leased or subleased premises under any such lease or sublease.

          (xxiii) Environmental Laws. Except as described in the Offering Memorandum and except such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor Pinnacle Airlines is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and Pinnacle Airlines have received all permits, authorizations and approvals required of them under any applicable Environmental Laws to conduct their respective businesses and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company or Pinnacle Airlines, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or Pinnacle Airlines and (D) there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

          (xxiv) Investment Company Act. The Company is not required, and upon the issuance and sale of the offered Securities as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum will not be required, to register as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").

          (xxv) Similar Offerings. Neither the Company nor any of its Affiliates has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy, sell or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the offered Securities to be registered under the 1933 Act.

          (xxvi) Rule 144A Eligibility. The Securities are eligible for resale pursuant to Rule 144A and will not be, at Closing Time, of the same class as securities listed on a national securities exchange registered under
     Section 6 of the 1934 Act or quoted in a U.S. automated interdealer quotation system.

          (xxvii) No General Solicitation. None of the Company, its Affiliates or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged or will engage, in connection with the offering of the offered Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

          (xxviii) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in
     Section 2 and the procedures set forth in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the offered Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act").

          (xxix) ERISA. Each of the Company and Pinnacle Airlines is in compliance with all presently applicable provisions of the Employee
     Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), except where such noncompliance with such provisions of ERISA would not, singly or in the aggregate, have a Material Adverse Effect; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which any Issuer would have any liability; neither the Company nor Pinnacle Airlines has incurred and does not expect to incur liability under (A) Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan" or (B) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company or Pinnacle Airlines would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (xxx) Insurance. The Company and Pinnacle Airlines are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor Pinnacle Airlines has been refused any insurance coverage sought or applied for; and neither the Company nor Pinnacle Airlines has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in the Offering Memorandum.

          (xxxi) Taxes. The Company and Pinnacle Airlines have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, except such as are being contested in good faith by appropriate proceedings, and no tax deficiency has been determined adversely to the Company or Pinnacle Airlines which has had, nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or Pinnacle Airlines, would have, a Material Adverse Effect.

          (xxxii) Internal Controls. The Company and Pinnacle Airlines (A) make and keep accurate books and records and (B) maintain internal accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management's authorization, (ii) transactions are recorded as necessary to permit preparation of its financial statements in conformity with GAAP and to maintain accountability for its assets,
     (iii) access to its assets is permitted only in accordance with management's authorization, and (iv) the reported accountability for its assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxxiii) No Unlawful Payments. To the Company's knowledge, neither the Company nor Pinnacle Airlines, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or Pinnacle Airlines, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt
     Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (xxxiv) No Brokerage Commission; Finder's Fee. To the Company's knowledge, there are no contracts, agreements or understandings between the Company or Pinnacle Airlines and any person that would give rise to a valid claim against the Company or the Initial Purchaser for a brokerage commission, finder's fee or other like payment in connection with this offering.

          (xxxv) Dividend Payments. Except pursuant to its revolving credit facility dated January 14, 2003, as amended, with Northwest Airlines, Inc. (the "Revolving Credit Facility"), Pinnacle Airlines is not currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on its capital stock or from repaying to the Company any loans or advances to it from the Company.

          (xxxvi) Reporting Company. The Company is subject to the reporting requirements of Section 13 or Section 15(d) of the 1934 Act.

          (xxxvii) Registration Rights. Except as disclosed in the Offering Memorandum, there are no persons with registration rights or similar rights to have any securities registered by the Company under the 1933 Act.

          (xxxviii)Other Regulations. Pinnacle Airlines (i) is an "air carrier" within the meaning of 49 U.S.C. Section 40102(a)(2); (ii) holds an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying ten or more individuals; and (iii) is a "citizen of the United States" as defined in 49 U.S.C. Section 40102(a)(15).

     (b) Officer's Certificates. Any certificate signed by any officer of the Company delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

     SECTION 2. Sale and Delivery to Initial Purchasers; Closing.

     (a) Initial Securities. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company, at the price set forth in Schedule B, the principal amount at maturity of the Initial Securities set forth opposite the name of such Initial Purchaser in Schedule A plus any additional principal amount at maturity of Initial Securities that such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 11 hereof.

     (b) Option Securities. In addition, on the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Initial Purchasers, severally and not jointly, to purchase up to an additional
$11,000,000 aggregate principal amount at maturity of Option Securities at the same price per Security set forth in Schedule B for the Initial Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised at any time upon notice by the Representative to the Company setting forth the number of Option Securities as to which the Initial Purchasers are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Initial Purchasers, acting severally and not jointly, will purchase that proportion of the principal amount at maturity of Option Securities then being purchased which the principal amount at maturity of Initial Securities set forth opposite the name of such Initial Purchaser in Schedule A bears to the total principal amount at maturity of Initial Securities.

     (c) Payment. Payment of the purchase price for, and delivery of one or more global certificates for, the Initial Securities shall be made at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Representative and the Company, at 9:00 A.M. (New York time) on the third business day after the date hereof (unless postponed in accordance with the provisions of Section 11 hereof), or at such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called the "Closing Time").

     In addition, in the event that the Initial Purchasers have exercised their option to purchase all or any of the Option Securities, payment of the purchase price for, and delivery of one or more global certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each Date of Delivery as specified in the notice from the Representative to the Company.

     Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representative for the respective accounts of the Initial Purchasers of the Securities to be purchased by them. It is understood that each Initial Purchaser has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Initial Purchaser whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Initial Purchaser from its obligation hereunder.

     (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations ($1,000 or integral multiples thereof) and registered in such names as the Representative may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be; provided that any Securities in global form will be registered in the name of Cede & Co. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Initial Purchasers in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3. Covenants of the Company. The Company covenants with each Initial Purchaser as follows:

     (a) Offering Memorandum. The Company, as promptly as possible, will furnish to the Initial Purchasers, without charge, such number of copies of the Offering Memorandum and any amendments and supplements thereto and any Incorporated Documents as the Initial Purchasers may reasonably request.

     (b) Notice and Effect of Material Events. The Company will immediately notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by the Company of information relating to the offering of the Securities with any securities exchange or any other securities regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Securities by the Initial Purchasers as evidenced by a notice from the Initial Purchasers to the Company, any material changes in or material events affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and Pinnacle Airlines considered as one enterprise which (i) make any statement in the
Offering Memorandum false or misleading or (ii) are not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of any of the Company, its counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Offering Memorandum in order that the Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

     (c) Amendments to Offering Memorandum and Supplements. The Company will advise each Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect any such amendment or supplement without the consent of the Initial Purchasers. Neither the consent of the Initial Purchasers, nor the Initial Purchasers' delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in
Section 5 hereof.

     (d) Qualifications of Securities for Offer and Sale. The Company shall use its best efforts, in cooperation with the Initial Purchasers, to qualify the Securities and the shares of Common Stock issuable upon conversion of the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representative may designate and will maintain such qualification in effect as long as required in connection with the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities or such shares of Common Stock issuable upon conversion of the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required in connection with the distribution of the Securities.

     (e) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner indicated in the Offering Memorandum under "Use of Proceeds."

     (f) Listing on Securities Exchange. The Company will use its reasonable best efforts to cause all shares of Common Stock issuable upon conversion of the Securities to be listed on the Nasdaq National Market or listed on a "national securities exchange" registered under Section 6 of the 1934 Act.

     (g) Restriction on Sale of Convertible Securities and Common Stock. During a period of 90 days from the date of the Offering Memorandum, the Company will not, without the prior written consent of Merrill Lynch, (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for or repayable with Common Stock, or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, any of the economic consequence of ownership of the Common Stock, or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder or the Common Stock to be delivered upon conversion thereof, (B) the resale registration statement to be filed by the Company pursuant to the Registration Rights Agreement relating to the resale of the Securities and the shares of Common Stock or any other registration statement filed pursuant to registration rights described in the Offering Memorandum, (C) shares of Common Stock to be issued and options to purchase Common Stock to be granted pursuant to employee benefit plans, qualified stock option plans or other employee compensation benefit plans or pursuant to currently outstanding options, warrants or rights existing on the date hereof and referred to in the Offering Memorandum.

     (h) PORTAL Designation. The Company shall use its best efforts to permit the Securities to be designated as PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to the PORTAL Market.

     (i) DTC. The Company shall cooperate with the Representative and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

     (j) Reporting Requirements. The Company, during the period when the Offering Memorandum is required to be delivered, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     SECTION 4. Payment of Expenses.

     (a)  Expenses.   The  Company  shall  pay  all  expenses  incident  to  the performance of its obligations under this Agreement, including (i) the preparation, printing, delivery to the Initial Purchasers and any filing of the Offering Memorandum (including financial statements and any schedules or exhibits and any Incorporated Document) and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, the Indenture, the Securities, the Registration Rights Agreement and such other documents as may be required in connection with the offer, purchase, sale, issuance or delivery of the Securities or the issuance or delivery of the Common Stock issuable upon conversion thereof, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Initial Purchasers and the certificates for the Common Stock issuable upon conversion thereof, including any transfer taxes, any stamp or other duties payable upon the sale, issuance and delivery of the Securities to the Initial Purchasers, the issuance and delivery of the Common Stock issuable upon conversion thereof and any charges of DTC in connection therewith, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities and the shares of Common Stock issuable upon conversion of the Securities under securities laws in accordance with the provisions of Section 3(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) any fees of the NASD in connection with the Securities, (vii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities,
(viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Securities including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (ix) the fees and expenses of any transfer agent or registrar for the Common Stock, (x) any fees payable in connection with the rating of the Securities, and (xi) any fees and expenses payable in connection with the initial and continued designation of the Securities as PORTAL securities under the PORTAL Market Rules pursuant to NASD Rule 5322.

     (b) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 10(a)(i) hereof, the Company shall reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of a single counsel for the Initial Purchasers.

     SECTION 5. Conditions of Initial Purchasers' Obligations. The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

     (a) Opinions of Counsel for the Company. At the Closing Time, the Representative shall have received the favorable opinions of:

          (i) Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C., counsel for the Company, in form and substance satisfactory to counsel for the Initial Purchaser and dated as of the Closing Time, to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Initial Purchasers may reasonably request; and

          (ii) Zuckert, Scoutt & Rasenberger, L.L.P., special regulatory counsel for the Company, dated as of the Closing Time, to the effect that:

               (A) Pinnacle Airlines (1) is an "air carrier" within the meaning of 49 U.S.C. Section 40102(a)(2); (2) is a "citizen of the United States" as defined in 49 U.S.C. Section 40102(a)(15); and (3) holds an air carrier operating certificate issued pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying ten or more individuals;

               (B) Pinnacle Airlines holds Government Licenses issued by the U.S. Department of Transportation and the Federal Aviation Administration ("DOT Licenses") necessary to conduct its commercial airline operations as described in the Offering Memorandum; all of the DOT Licenses are valid and in full force and effect, except where the invalidity of such DOT Licenses or the failure of such DOT Licenses to be in full force and effect would not have a Material Adverse Effect; and no DOT Licenses held by Pinnacle Airlines are the subject of any "show cause" or other order of, or any proceeding before, or any investigation by, the U.S. Department of Transportation, which in the opinion of such counsel, could reasonably be expected to result in a final order impairing the validity of such DOT Licenses; and

               (C) the statements relating to legal matters, documents or proceedings included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 under the caption "Business -- Regulations", which is incorporated by reference in the Offering Memorandum, fairly summarizes in all material respects such matters, documents or proceedings.

     (b) Opinion of Counsel for Initial Purchasers. At the Closing Time, the Representative shall have received the opinion, dated as of the Closing Time, of Shearman & Sterling LLP, counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representative. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

     (c) Officers' Certificate. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Final Offering Memorandum (exclusive of any amendments or supplements thereto after the date of this Agreement), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of the President or a Senior Vice President of the Company and of the chief financial officer or chief accounting officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) the Company has complied with all of the agreements entered into in connection with the transaction contemplated herein and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

     (d) Accountants' Comfort Letter. At the time of the execution of this Agreement, the Representative shall have received from Ernst & Young LLP a letter dated such date, in the form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Initial Purchasers, containing statements and information of the type ordinarily included in accountants' "comfort letters" to initial purchasers with respect to the financial statements and certain financial information contained, or incorporated by reference, in the Offering Memorandum.

     (e) Bring-down Comfort Letter. At the Closing Time, the Representative shall have received from Ernst & Young LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

     (f) Lock-up Agreements. On or prior to the date of this Agreement, the Representative shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed in Schedule C hereto.

     (g) Indenture and Registration Rights Agreement. At or prior to the Closing Time, the Company and the Trustee shall have executed and delivered the Indenture, and the Company, and the Initial Purchasers shall have executed and delivered the Registration Rights Agreement.

     (h) Conditions to Purchase of Option Securities. In the event that the Initial Purchasers exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the obligation of the Initial Purchasers to purchase such Option Securities is subject to the accuracy as of each Date of Delivery of the representations and warranties of the Company contained in Section 1 or in certificates of any officer of the Company delivered pursuant to the provisions hereof, to the performance by the Company of their covenants and other obligations hereunder, and at the relevant Date of Delivery, the Representative shall have received:

          (i) Officers' Certificate. A certificate, dated such Date of Delivery, of the President or Senior Vice President of the Company and the chief financial officer or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(c) hereof remains true and correct as of such Date of Delivery.

          (ii) Opinions of Counsel for the Company. The favorable opinions of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C., and Zuckert, Scoutt & Rasenberger, L.L.P., each in form and substance satisfactory to the Initial Purchasers, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 5(a) hereof.

          (iii) Opinion of Counsel for Initial Purchasers. The opinion of Shearman & Sterling LLP, counsel for the Initial Purchasers, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

          (iv) Bring-down Comfort Letter. A letter from Ernst & Young LLP, in form and substance satisfactory to the Initial Purchasers and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Initial Purchasers pursuant to Section 5(d) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

     (i) PORTAL Market. At the Closing Time, the Securities and the Common Stock issuable upon conversion of the Securities shall have been designated for trading on PORTAL.

     (j) Additional Documents. At the Closing Time and at each Date of Delivery, counsel for the Initial Purchasers shall have been furnished with such documents, certificates and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy and completeness of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Initial Purchaser ands counsel for the Initial Purchasers.

     (k) Amendment to Revolving Credit Facility. At the Closing Time, the Company shall have entered into an amendment to the Revolving Credit Facility which will permit Pinnacle Airlines to make dividends or other distributions to the Company in an aggregate amount of at least $1,500,000.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement (or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Initial Purchasers to purchase the relevant Option Securities on such Date of Delivery) may be terminated by the Initial Purchasers by notice to the Company at any time at or prior to the Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7, 8 and 9 shall survive any such termination and remain in full force and effect.

     SECTION 6. Subsequent Offers and Resales of the Securities.

     (a) Offer and Sale Procedures. Each of the Initial Purchasers and the Company hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:

          (i) Offers and Sales to Qualified Institutional Buyers. Offers and sales of the Securities shall only be made to persons whom the offeror or seller reasonably believes to be qualified institutional buyers, as defined in Rule 144A under the 1933 Act ("Qualified Institutional Buyers").

          (ii) No General Solicitation. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) shall be used in the United States in connection with the offering or sale of the Securities.

          (iii) Purchases by Non-Bank Fiduciaries. In the case of a non-bank Subsequent Purchaser of Securities acting as a fiduciary for one or more third parties, each third party shall, in the judgment of the applicable Initial Purchaser, be a Qualified Institutional Buyer.

          (iv) Subsequent Purchaser Notification. Each Initial Purchaser will take reasonable steps to inform, and cause each of its United States Affiliates to take reasonable steps to inform, persons acquiring Securities from such Initial Purchaser or its Affiliate that the Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or in accordance with another exemption from registration under the 1933 Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Company, (2) outside the United States in accordance with Regulation S under the 1933 Act or (3) inside the United States in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (y) pursuant to another available exemption from registration under the 1933 Act.

          (v) Restriction on Transfer. The transfer restrictions and the other provisions set forth in the Offering Memorandum under the caption "Transfer Restrictions," including the legend required thereby, shall apply to the Securities except as otherwise agreed by the Company and the Initial Purchasers. Following the sale of the Securities by the Initial Purchasers to each Subsequent Purchaser pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the 1933 Act, arising from or relating to any subsequent resale or transfer of any Security.

          (vi) Minimum Principal Amount. No sale of the Securities to any one Subsequent Purchaser will be for less than U.S. $1,000 principal amount and no Security will be issued in a smaller principal amount. If the Subsequent Purchaser is a non-bank fiduciary acting on behalf of others, each person for whom it is acting must purchase at least U.S. $1,000 principal amount of the Securities.

     (b) Covenants of the Company. The Company covenants with each Initial Purchaser as follows:

          (i) Integration. The Company agrees that it will not and will cause its Affiliates not to, directly or indirectly, solicit any offer to buy, sell or make any offer or sale of, or otherwise negotiate in respect of, securities of the Company or any Affiliate thereof of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer and sale would render invalid (for the purpose of (A) the sale of the Securities by the Company to the Initial Purchasers, (B) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers, or (C) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A thereunder or otherwise.

          (ii) Rule 144A Information. The Company agrees that, in order to render the Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Securities remain outstanding, it will make available, upon request, to any holder of Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to
     Section 13 or 15(d) of the 1934 Act.

          (iii) Restriction on Purchases. Until the expiration of two years after the original issuance of the Securities, the Company will not, and will cause its Affiliates not to, purchase or agree to purchase or otherwise acquire any Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise (except as agent on behalf of and for the account of customers in the ordinary course of business as a securities broker in unsolicited broker's transactions).

     (c) Qualified Institutional Buyer. Each Initial Purchaser, severally and not jointly, represents and warrants to, and agrees with, the Company that it is a Qualified Institutional Buyer.

     SECTION 7. Indemnification.

     (a) Indemnification of Initial Purchasers. The Company agrees to indemnify and hold harmless each Initial Purchaser, its Affiliates ("Initial Purchaser's Affiliates"), its selling agents and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum (or any amendment or supplement thereto).

     (b) Indemnification of the Company. Each Initial Purchaser severally agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum (or any amendment or supplement thereto.

     (c) Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 8. Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Initial Purchasers, bear to the aggregate initial offering price of the Securities.

     The relative fault of the Company on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased and sold by it hereunder exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 8, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each of the Initial Purchaser's Affiliates and selling agents shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Initial Purchasers' respective obligations to contribute pursuant to this Section are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A hereto and not joint.

     SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Initial Purchaser or any of the Initial Purchaser's Affiliates or selling agents, any person controlling an Initial Purchaser (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act), its officers or directors or any person controlling the Company, and (ii) delivery of and payment for the Securities.

     SECTION 10. Termination of Agreement.

     (a) Termination; General. The Representative may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Final Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or in the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any material adverse change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market or if trading generally on the New York Stock Exchange, the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either federal or New York authorities.

     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 7, 8 and 9 shall survive such termination and remain in full force and effect.

     SECTION 11. Default by One or More of the Initial Purchasers. If one or more of the Initial Purchasers shall fail at the Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other initial purchasers, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24 hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased hereunder, each of the non-defaulting Initial Purchasers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective purchase obligations hereunder bear to the purchase obligations of all non-defaulting Initial Purchasers, or

          (b) if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased hereunder, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

     No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements. As used herein, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this Section.

     SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to Merrill Lynch at 4 World Financial Center, New York, New York 10080, attention Syndicate Department; and notices to the Company shall be directed to it at 1689 Nonconnah Blvd., Suite 111, Memphis, Tennessee 38132, attention of Chief Financial Officer (Fax: (901) 348-4103).

     SECTION 13. Parties. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

     SECTION 14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 15. Time. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 16. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers and the Company in accordance with its terms.

                                   Very truly yours,

                                   PINNACLE AIRLINES CORP.


                                   By:  /s/ Philip H. Trenary
                                       -----------------------------------------
                                       Name:   Philip H. Trenary
                                       Title:  President and Chief Executive
                                               Officer


CONFIRMED AND ACCEPTED, as of
    the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
        INCORPORATED

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED

For itself and the other Initial Purchasers named in Schedule A hereto.

By:  /s/ George Ackert
    -------------------------------------
           Authorized Signatory

                                   SCHEDULE A

                                                                Principal
                                                                Amount at
                                                               Maturity of
Name of Initial Purchaser                                       Securities
-------------------------                                      -----------

Merrill Lynch, Pierce, Fenner & Smith
          Incorporated................................       $ 101,530,000

Raymond James & Associates, Inc.......................           8,470,000
                                                             --------------

                  Total...............................       $ 110,000,000












                                    SCH A-1

                                   SCHEDULE B

                             PINNACLE AIRLINES CORP.

                 $110,000,000 SENIOR CONVERTIBLE NOTES DUE 2025

     (i) The initial public offering price per $1,000 principal amount of the Securities shall be 100% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

     (ii) The purchase price per $1,000 principal amount to be paid by the Initial Purchasers for the Initial Securities shall be 96.75% of the principal amount thereof.

     (iii) The interest rate on the Securities shall be 3.25% per annum.

     (iv) The Securities shall be convertible as described and under the circumstances set forth in the Final Offering Memorandum into cash and shares of common stock, par value $.01 per share, of the Company, if any, at a conversion rate of 75.6475 shares per $1,000 principal amount of Securities (equivalent to an initial conversion price of approximately $13.22 per share).

     (v) At any time on or after February 15, 2010, the Company may redeem for cash all or a portion of the Securities at a redemption price equal to the 100% of the principal amount of the Securities plus accrued and unpaid interest, if any, to the applicable redemption date.

     (vi) Holders may require the Company to purchase for cash all or a portion of their Securities on February 15, 2010, February 15, 2015 and February 15, 2020 at a purchase price equal to 100% of the principal amount of the Securities to be repurchased plus accrued and unpaid interest, if any, to the purchase date.

     (vii) Upon specified change of control events described in the Final Offering Memorandum, holders will have the option, subject to the Company's right described in the Final Offering Memorandum in the event of a public acquiror change of control, to require the Company to purchase all or any portion of the Securities at a price equal to 100% of the principal amount of the Securities, plus accrued and unpaid interest, if any, to the purchase date and a make-whole premium upon conditions described in the Final Offering Memorandum.




                                    SCH B-1

                                   SCHEDULE C

             LIST OF PERSONS SUBJECT TO THE LOCK-UP LETTER AGREEMENT



         Northwest Airlines, Inc.
         Donald J. Breeding
         Stephen E. Gorman
         J. Timothy Griffin
         Robert D. Isom
         James E. McGehee, Jr.
         Robert A. Peiser
         R. Philip Shannon
         Thomas S. Schreier, Jr.
         Nicholas R. Tomassetti
         Philip H. Trenary
         Barry G. Baker
         Edgar C. Fell
         Peter D. Hunt
         Robert W. Lowe
         Alice G. Pennington
         D. Philip Reed, Jr.
         Douglas W. Shockey
         Nikki M. Tinker








                                    SCH C-1

                                    EXHIBIT A

                      FORM OF OPINION OF COMPANY'S COUNSEL
                    TO BE DELIVERED PURSUANT TO SECTION 5(a)

     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

     (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement.

     (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in the State of Tennessee.

     (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Memorandum in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Purchase Agreement, pursuant to reservations, agreements, and employee benefit plans referred to in the Offering Memorandum, or pursuant to the conversion of convertible securities or the exercise of options, warrants and rights referred to in the Offering Memorandum); the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or similar rights of any securityholder of the Company.

     (v) Pinnacle Airlines has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Georgia, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly qualified as a foreign corporation to transact business and is in good standing in each of the jurisdictions listed on Schedule A attached hereto; all of the issued and outstanding capital stock of Pinnacle Airlines has been duly authorized and validly issued, is fully paid and non-assessable and, to our knowledge after due inquiry, is owned by the Company directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

     (vi) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

     (vii) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                                  Exhibit A-1

     (viii) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

     (ix) The Securities are in the form contemplated by the Indenture, have been duly authorized by the Company and, when executed by the Company, authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee), and issued and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting enforcement of creditor's rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

     (x) Upon issuance and delivery of the Securities in accordance with the Purchase Agreement and the Indenture, the Securities shall be convertible at the option of the holder thereof for shares of Common Stock in accordance with the terms of the Securities and the Indenture; the shares of Common Stock issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action; such shares of Common Stock, when issued upon such conversion in accordance with the terms of the Securities, will be validly issued and will be fully paid and non-assessable; and no holder of such shares of Common Stock will be subject to personal liability by reason of being such a holder.

     (xi) The  issuance  of the shares of Common  Stock upon  conversion  of the
Securities  is  not  subject  to  the   preemptive  or  similar  rights  of  any
securityholder of the Company.

     (xii) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, any applicable requirements of the certificate of incorporation and bylaws of the Company, and the requirements of the Nasdaq National Market.

     (xiii) The Securities, the Indenture and the Registration Rights Agreement conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

     (xiv) The Incorporated Documents (other than the financial statements, notes thereto and supporting schedules therein, as to which no opinion is rendered), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

                                  Exhibit A-2

     (xv) To our knowledge after due inquiry, no litigation, investigation or administrative proceeding of or before any court or governmental authority is pending or threatened against the Company or Pinnacle Airlines which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets of the Company or Pinnacle Airlines, the consummation of the transactions contemplated in the Purchase Agreement, or the performance by the Company of its obligations thereunder.

     (xvi) The information included in the Offering Memorandum under "Description of Notes", "Material United States Federal Income Tax Considerations" and "Description of Capital Stock", to the extent that it constitutes matters of law, summaries of legal matters, the Company's certificate of incorporation and bylaws, or legal conclusions, has been reviewed by us and is accurate in all material respects.

     (xvii) To our knowledge after due inquiry, there are no contracts or other documents that would be required to be described in the Offering Memorandum that are not so described.

     (xviii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority is required for the authorization, execution, delivery and performance by the Company of the Purchase Agreement or the Indenture, the offering, issuance, sale or delivery of the Securities to the Initial Purchasers, or the resale by the Initial Purchasers in accordance with the terms of the Purchase Agreement, except such as (a) have been already obtained, (b) may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities or (c) if not made or obtained, would not result in a Material Adverse Effect or expose the Initial Purchasers to any liability.

     (xix) Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 of the Purchase Agreement and the procedures set forth in Section 6 thereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by the Purchase Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the 1939 Act.

     (xx) The execution, delivery and performance of the Purchase Agreement, the DTC Agreement, the Indenture, the Registration Rights Agreement and the Securities, and the consummation of the transactions contemplated in the Purchase Agreement, the Registration Rights Agreement and the Offering Memorandum (including the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use Of Proceeds"), and compliance by the Company with its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Securities do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xv) of the Purchase Agreement) under or result in the

                                  Exhibit A-3
creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary thereof pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or Pinnacle Airlines is a party or by which it or Pinnacle Airlines may be bound, or to which any of the property or assets of the Company or Pinnacle Airlines is subject (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the certificate or articles of incorporation or bylaws of the Company or Pinnacle Airlines, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, governmental authority or court, domestic or foreign, having jurisdiction over the Company or Pinnacle Airlines or any of their respective properties, assets or operations.

     (xxii) The Company is not required, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum will not be required, to register as an "investment company" under the 1940 Act.

     We have participated in conferences with officers of the Company and your representatives at which the contents of the Offering Memorandum and related matters were discussed. Although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except as set forth in numbered paragraphs
(xiii) and (xvi) of this opinion), we advise you that, based on the foregoing, no facts have come to our attention that would lead us to believe that the Offering Memorandum or any amendment or supplement thereto (except for financial statements, notes and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we make no statement), at the time the Offering Memorandum was issued, at the time any such amended or supplemented Offering Memorandum was issued or at Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).




                                  Exhibit A-4

                                    EXHIBIT B

                        FORM OF LOCK-UP LETTER AGREEMENT

                                                             February [  ], 2005

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
as Representative of the several
Initial Purchasers named in the
within-mentioned Purchase Agreement
4 World Financial Center
New York, New York 10080

           Re:   Proposed Offering by Pinnacle Airlines Corp.

Ladies and Gentlemen:

     The undersigned understands that you, as Representative of the several Initial Purchasers, propose to enter into a Purchase Agreement (the "Purchase Agreement") with Pinnacle Airlines Corp., a Delaware corporation (the "Company"), providing for the offering (the "Offering"), pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), by the several Initial Purchasers named in Schedule A to the Purchase Agreement (the "Initial Purchasers") of Senior Convertible Notes due 2025 of the Company (the "Initial Securities") and the grant by the Company to the Initial Purchasers of the option to purchase additional Senior Convertible Notes due 2025 (the "Option Securities"). The Initial Securities, together with the Option Securities, are collectively referred to as the "Securities". Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

     In recognition of the benefit that such an offering will confer on the undersigned, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Representative on behalf of the Initial Purchasers, the undersigned will not, during the period commencing the date hereof and ending 901 days from the date of the Offering Memorandum relating to the Offering, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or lend or otherwise dispose of or transfer any shares of the Company's common stock, $.01 par value (the "Common Stock"), or any securities convertible into or exercisable or exchangeable for or repayable with Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant), whether now

----------------------
1 75 days in the case of Northwest Airlines, Inc.


                                  Exhibit B-1
owned or hereafter acquired by the undersigned or with respect to which the undersigned has or thereafter acquires the power of disposition, or (2) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, whether any such transaction or swap described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or such other securities acquired in open-market transactions after the completion of the issuance of the Securities to the Initial Purchaser so long as such transactions will not require the filing of a Schedule 13D or Schedule 13G with the Securities and Exchange Commission pursuant to the 1934 Act, or (b) transactions relating to shares of Common Stock or such other securities effected pursuant to a trading plan established pursuant to Rule 10b5-1 of the 1934 Act Regulations.

     The undersigned agrees that, without the prior written consent of the Representative on behalf of the Initial Purchasers, it will not, during the period commencing the date hereof and ending 902 days from the date of the Offering Memorandum, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for or repayable with Common Stock.

     In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, is hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

     The undersigned understands that, if the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Letter Agreement.

     The undersigned understands that the Initial Purchasers are entering into the Purchase Agreement and proceeding with the Offering in reliance upon this Lock-Up Letter Agreement.

     This Lock-Up Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

--------------------
2 75 days in the case of Northwest Airlines, Inc.


                                  Exhibit B-2

                                       Very truly yours,



                                       Signature: _____________________________


                                       Print Name: ____________________________







                                  Exhibit B-3